SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 22, 2002

PHARSIGHT CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-31253	77-0401273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 W. El Camino Real, Suite 200

Mountain View, CA  94040

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (650) 314-3800

Item 5.  Other Events and Regulation FD Disclosure

On October 22, 2002, Pharsight Corporation announced financial results for its quarter ended September 30, 2002, the second quarter of its 2003 fiscal year.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 7.   Financial Statements and Exhibits

(c)           Exhibits.

                                                99.1         Press release, dated October 22, 2002, entitled “Pharsight Announces Second Fiscal Quarter 2003 Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2002	PHARSIGHT CORPORATION

	By:	/s/ Shawn M. O’Connor
	Name:	Shawn M. O’Connor
	Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1                           Press release, dated October 22, 2002, entitled “Pharsight Announces Second Fiscal Quarter 2003 Results.”